UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported) July 15, 2003
                                                       --------------


                              PEOPLES BANCORP INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-16772
                             ----------------------
                             Commission File Number

                Ohio                                    31-0987416
----------------------------------------------    -----------------------
(State or other jurisdiction of incorporation)    (I.R.S. Employer
                                                   Identification Number)


          138 Putnam Street
            P.O. Box 738,
           Marietta, Ohio                          45750
---------------------------------------          ----------
(Address of principal executive office)          (Zip Code)


Registrant's telephone number, including area code: (740) 373-3155
                                                    --------------


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                           Index to Exhibits on Page 3

Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events and Regulation FD Disclosure
         On July 15, 2003, Peoples Bancorp Inc. (Nasdaq: PEBO), issued a news release announcing second quarter results. The news release is included herewith as Exhibit 99. This information, filed under Item 5 Other events and.
Regulation FD Disclosure, is also deemed to be provided under Item 12. Results of Operations and Financial Condition, in accordance with SEC Release Nos. 33-8216; 34-47583.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) None required
         (b) None required
         (c) Exhibits

 EXHIBIT NUMBER                 DESCRIPTION
 --------------         ---------------------------------
      99                News Release issued July 15, 2003


Item 8. Change in Fiscal Year
        Not applicable.

Item 9. Regulation FD Disclosure

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PEOPLES BANCORP INC.
                                    Registrant



DATE:  July 15, 2003       By: /s/  ROBERT E. EVANS
                                    -------------------------------------
                                    Robert E. Evans
                                    President and Chief Executive Officer



                                INDEX TO EXHIBITS

      EXHIBIT NUMBER                             DESCRIPTION
----------------------------            ----------------------------------
          99                            News Release issued July 15, 2003